INFORMATION REQUIRED IN PROXY STATEMENT
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Exchange Act of 1934 (Amendment No.                    )

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REGENT COMMUNICATIONS, INC.

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REGENT COMMUNICATIONS, INC.
2000 Fifth Third Center
511 Walnut Street
Cincinnati, Ohio 45202
April 7, 2006
Dear Stockholder:
     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Regent Communications, Inc. to be held on Wednesday, May 10, 2006, at 10:00 a.m., local time, at The Metropolitan Club, 50 East RiverCenter Boulevard, 19th Floor, Covington, Kentucky.
     Business items to be acted upon at the 2006 Annual Meeting are the election of seven directors to serve until the 2007 Annual Meeting, approval of the appointment of the independent registered public accounting firm for the Company, the approval and adoption of our 2006 Directors Equity Compensation Plan, and the transaction of any other business properly brought before the meeting. We will also be pleased to report on the affairs of the Company and to offer stockholders the opportunity to present questions and comments of general interest.
     We encourage you to read the accompanying Proxy Statement carefully and to complete, sign and return your proxy in the postage-prepaid envelope provided, even if you plan to attend the Annual Meeting. Returning your proxy to us will not prevent you from voting in person at the meeting, or from revoking your proxy and changing your vote at the meeting, if you are present and wish to do so.
     The directors and officers of Regent Communications, Inc. appreciate your continuing interest in the business of the Company and hope that you can join us at the 2006 Annual Meeting.
Sincerely,
/s/ William L. Stakelin
William L. Stakelin
President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2006
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2006
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
STOCK PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG REGENT COMMUNICATIONS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE S&P 400 BROADCASTING & CABLE TV INDEX
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL TO APPROVE THE REGENT COMMUNICATIONS, INC
DESCRIPTION OF THE 2006 DIRECTORS EQUITY COMPENSATION PLAN
STOCKHOLDER PROPOSALS FOR 2007
OTHER MATTERS
ANNEX 1

REGENT COMMUNICATIONS, INC.
2000 Fifth Third Center
511 Walnut Street
Cincinnati, Ohio 45202
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 10, 2006
     The 2006 Annual Meeting of Stockholders of Regent Communications, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 10, 2006, at 10:00 a.m., local time, at The Metropolitan Club, 50 East RiverCenter Boulevard, 19th Floor, Covington, Kentucky, for the purpose of considering and acting on the following:
     1. A proposal to elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.
     2. A proposal to approve the appointment of the firm of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the year ending December 31, 2006.
     3. A proposal to approve and adopt the Regent Communications, Inc. 2006 Directors Equity Compensation Plan pursuant to which the Company could grant incentive awards to its directors of up to 250,000 shares of the Company’s common stock in the form of stock options, stock appreciation rights and/or restricted stock. The proposed Directors Equity Compensation Plan is attached as Annex 1 to our accompanying Proxy Statement.
     4. Such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.
     Holders of record of the Company’s common stock at the close of business on March 15, 2006 are entitled to notice of and to vote at the Annual Meeting.
     Enclosed with this Notice are a Proxy Statement, proxy card and the Company’s Annual Report for the year ended December 31, 2005.

By Order of the Board of Directors:

/s/ William L. Stakelin

April 7, 2006	William L. Stakelin
President and Chief Executive Officer
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IN WRITING OR AT THE ANNUAL MEETING IF YOU WISH TO VOTE IN PERSON.

REGENT COMMUNICATIONS, INC.
2000 Fifth Third Center
511 Walnut Street
Cincinnati, Ohio 45202
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2006
     The Board of Directors of Regent Communications, Inc. (“Regent” or the “Company”) is soliciting proxies from its stockholders for use at the Annual Meeting of Stockholders to be held on May 10, 2006 and at any adjournments thereof. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 7, 2006. The record date for purposes of determining those stockholders entitled to notice of and to vote at the Annual Meeting has been fixed by the Board of Directors as March 15, 2006.
     All properly executed proxies received pursuant to this solicitation and not revoked before they are voted will be voted as designated at the Annual Meeting, and those not designated will be voted “FOR” the director nominees named therein, “FOR” the proposal to approve Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006, “FOR” the proposal to approve and adopt the Company’s 2006 Directors Equity Compensation Plan, and in the proxy holders’ best judgment on any other matter that may properly come before the Annual Meeting and any adjournments thereof. Any stockholder giving a proxy may revoke it at any time before it is voted by giving to the Company notice of its revocation, in writing or in open meeting, or by delivering a duly executed proxy bearing a later date.
     The expense of this solicitation, which will include the cost of assembling and mailing the Notice, the Proxy Statement and proxy card, will be borne by the Company. Proxies will be solicited primarily by mail but may also be solicited through personal interview, telephone and telecopy by directors, officers and regular employees of Regent, without special compensation. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company’s common stock.
     The Annual Report for the year ended December 31, 2005, including financial statements, is being mailed with this Proxy Statement.
     As of March 15, 2006, there were outstanding 41,708,368 shares of Regent common stock, and each such share is entitled to one vote, either in person or by proxy, on each matter of business to be considered at the Annual Meeting. A majority of the outstanding shares entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum.

ELECTION OF DIRECTORS
Size of the Board of Directors
     During the first quarter of 2006, the Nominating and Corporate Governance Committee continued its ongoing evaluation of the progress of the Company and the Board in ensuring that their corporate governance practices and policies fully comply with both the mandates and the spirit of the Sarbanes-Oxley Act of 2002 and related rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market. Consistent with that objective, the Committee reviewed the actions, time commitments and qualifications, including independence, required of directors going forward to comprise an effective Board of Directors for the Company. The Committee also considered that Terry S. Jacobs had retired as an officer of the Company effective September 1, 2005, and had agreed only to serve as a director through the expiration of his current term. Upon consideration of all factors, the Nominating and Corporate Governance Committee concluded that the Company’s Board would be able to function effectively and efficiently with seven directors, and accordingly, decided to reduce the size of the Board to that number. The Board and the Company are grateful for the valuable contributions that Mr. Jacobs has provided to the Company over his many years of service.
Procedures for Nomination of Director Candidates
     Director candidates are nominated by the Company’s Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s charter directs the Committee to investigate and assess the background and skills of potential candidates. The Committee is empowered to engage a third party director search firm to assist, but the Committee to date has not engaged or paid any fees to any such firm. The Committee believes that the existing directors and executive officers of the Company have significant networks of business contacts from which suitable candidates will be identified when necessary. In addition, pursuant to the Company’s Third Amended and Restated Stockholders’ Agreement described in more detail under “Vote Required for Election of Directors,” certain stockholders of the Company have agreed to vote in favor of nominees proposed by such stockholders from time to time.
     Generally, once a candidate is identified for serious consideration, one or more members of the Nominating and Corporate Governance Committee will initially interview such candidate to evaluate the candidate’s qualifications and level of potential interest in serving on the Company’s Board of Directors. If the candidate merits further consideration, meetings then will be arranged to the fullest extent feasible and practical, individually or collectively, with other members of the Nominating and Corporate Governance Committee, other directors and the Company’s Chief Executive Officer and other executive officers. The Nominating and Corporate Governance Committee next would obtain feedback from all persons who participated in those meetings and then determine whether or not to nominate the candidate. In situations where a candidate is identified as a designated potential nominee pursuant to the Third Amended and Restated Stockholders’ Agreement, the Nominating and Corporate Governance Committee may modify such procedures as it deems appropriate to evaluate the proposed candidate.
     In addition, the Company’s Corporate Governance Guidelines provide that stockholders of the Company may propose nominees for election at Regent’s Annual Meeting of Stockholders for consideration by the Nominating and Corporate Governance Committee upon submitting the names and qualifications of such persons to the Committee no later than December 31 of any year. Submissions must be made to the Committee c/o Regent Communications, Inc., Secretary, 2000 Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio 45202, which submissions will then be forwarded to the Nominating and Corporate Governance Committee. The Committee would then evaluate the possible nominee and would consider such person in comparison to all other candidates. No such stockholder nominations have been received by the Company for this Annual Meeting or at any other time. Accordingly, no rejections or refusals of stockholder nominated candidates have been made.

Considerations in Evaluating Candidates for Directors
     The Company’s Corporate Governance Guidelines set forth the following guidelines for the qualifications desired for directors: highest personal and professional ethics and integrity; willingness and ability to devote sufficient time to carrying out the duties of a director effectively; and the diversity of experience, age, skills and other factors possessed by the candidate that will best serve the needs of the Company and its stockholders in combination with the other directors. In addition, a director of the Company generally should not serve on more than three other public company boards of directors.
Nominees for Directors to be Elected at Annual Meeting
     At the Annual Meeting, seven directors will be elected and will hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The Company’s Nominating and Corporate Governance Committee of the Board of Directors has nominated seven of the continuing incumbent directors. All seven nominees have agreed to serve if elected.
     Below is set forth, with respect to each nominee for director of the Company, his age, principal occupation during the past five years, other positions he holds with the Company, if any, and for continuing directors, the year in which he first became a director of Regent. Each of the nominees is currently a director of the Company.
Information Regarding Director Nominees
     WILLIAM L. STAKELIN (Age 63)
     Mr. Stakelin has been President, Chief Executive Officer and a director of Regent since September 2005. Prior to that time, Mr. Stakelin served as President, Chief Operating Officer, Secretary and a director of Regent since its incorporation in November 1996. He served as executive vice president and chief operating officer of a privately-held radio broadcast company under the name “Regent Communications, Inc.” (“Regent I”) and which acquired and operated 23 radio stations from 1995 until its merger into Jacor Communications, Inc. in February 1997. Mr. Stakelin served as president and chief executive officer of Apollo Radio, Ltd., a privately held radio broadcast company, which he co-founded in 1988 and which acquired and operated nine radio stations prior to its sale to Regent I in 1995. He currently serves as a director of the Radio Advertising Bureau, an industry trade association.
     ANDREW J. ARMSTRONG, JR. (Age 49)
     Mr. Armstrong has served as a director of Regent since May 2005. Mr. Armstrong is currently a partner and co-founder of Spire Capital Partners, L.P., a private equity firm with a focus on media and communications. He is also a partner and co-founder of Waller-Sutton Media Partners, L.P., an investment partnership focused on the media, communications and entertainment industries, established in 1997. From 1986 through 1999, Mr. Armstrong was a partner of Waller Capital Corporation, an investment bank specializing in media and communications mergers and acquisitions, most recently serving as its president and providing advisory services in mergers and acquisitions and equity and debt capital private placements. Mr. Armstrong is also a director of PowerOne Media, LLC, a privately-held company.
     WILLIAM H. INGRAM (Age 66)
     Mr. Ingram has served as a director of Regent since June 1998. Mr. Ingram has served as chairman of the board of directors of Waller-Sutton Management Group, Inc. since its formation in early 1997. Waller-Sutton Management Group, Inc. manages Waller-Sutton Media Partners, L.P., an investment partnership focused on the media, communications and entertainment industries. Mr. Ingram is also a manager of Waller-Sutton 2000, L.L.C., which serves as the general partner, and manages the affairs of, Waller-Sutton 2000 L.P., an investment partnership focused on media, telecommunications and related industries. Mr. Ingram has also served since 1973 as president and chief executive officer of Sutton Capital Associates, Inc., an investment management firm co-founded by him, specializing in cable television, wireless telecommunications and related industries. He is also a director of Access Television Network, Inc., Poindexter Systems, Inc. and Route 81 Radio, LLC, each of which is a privately-held company.
     ANDREW L. LEWIS, IV (Age 49)
     Mr. Lewis has served as a director of Regent since May 2005. Since 1989, Mr. Lewis has been an independent business consultant and entrepreneur providing a range of consulting services to start-up and other businesses in the areas of strategic planning, financing and marketing. Mr. Lewis also serves as a board member and advisor since January 1986 to Brynwood Partners, a privately-held investment partnership that assists in the management of certain Weiss, Peck & Greer, LLC investment funds. From 1986 to 2000, Mr. Lewis served as a director of Air Express International Corporation, a transportation logistics provider, and from 1987 to 2000, he served as a director of Hurco Companies, Inc., an automation company in the metal cutting and forming industry: both of which companies were publicly traded and investments of Brynwood Partners I, L.P. From July 1993 to December 1995, he also served as managing partner of KRR Partners, L.P., an investment partnership.
     TIMOTHY M. MOONEY (Age 58)
     Mr. Mooney has served as a director of Regent since July 2003. Since August 2004, he has been the Vice President of Operations of St. Xavier High School in Cincinnati, Ohio, one of the nation’s largest Jesuit high schools. From May 1996 through December 2002, Mr. Mooney served as executive vice president and chief financial officer of Kendle International Inc., a publicly traded company that provides clinical research services to pharmaceutical and biotechnology companies. He also served as a director of Kendle International beginning in January 1997 until he retired from Kendle in December 2002. Prior to joining Kendle International, Mr. Mooney served as the chief financial officer of two other publicly traded companies, The Future Now, Inc., a computer reseller, and Hook-SupeRx, Inc., a retail drugstore chain. Prior to May 1988, he was a partner with Coopers & Lybrand, a predecessor to PricewaterhouseCoopers LLP.
     WILLIAM P. SUTTER, JR. (Age 48)
     Mr. Sutter has served as a director of Regent since December 1999 and as its Chairman of the Board since September 2005. He is currently a Principal with Hopewell Ventures, a Chicago-based private equity firm of which he is a founder. He is also an Adjunct Professor of Finance at Northwestern’s Kellogg Graduate School of Management, and serves as an advisor to two additional private equity funds. From 1984 to 2001, Mr. Sutter served as a vice president of Mesirow Financial Services, Inc., a financial services firm and the general partner of Mesirow Capital Partners VII. He currently serves as a director of four privately-held companies.
     JOHN H. WYANT (Age 59)
     Mr. Wyant has served as a director of Regent since June 1998. Mr. Wyant has served as president of Blue Chip Venture Company, a venture capital investment firm, since its formation in 1990. Blue Chip Venture Company, together with its affiliates, manages an aggregate of approximately $600 million of committed capital for investment in privately-held high-growth companies. Mr. Wyant is also a director of a number of privately-held companies.

     None of the above named nominees for director have any family relationships with any other nominee or with any executive officers of the Company.
Vote Required for Election of Directors
     Delaware law, under which the Company is incorporated, does not require a minimum number of votes for the election of a director. The Company’s bylaws, however, provide that the individuals receiving the greatest number of votes shall be elected as directors. Thus, abstentions and shares not voted by brokers and other entities holding shares on behalf of the beneficial owners will have no effect in the election of directors.
     The holders of approximately 21.45% of the outstanding voting power of the Company are parties to a certain Third Amended and Restated Stockholders’ Agreement dated as of December 13, 1999, pursuant to which they have agreed to vote all of their shares for the election of a specific group of five individuals (to be identified from time to time by particular stockholders who are parties to the agreement) to the Board of Directors of the Company. Currently, the individuals so identified are William L. Stakelin, Andrew J. Armstrong, Jr., William H. Ingram, Andrew L. Lewis, IV and John H. Wyant. Accordingly, the voting agreements contained in the Stockholders’ Agreement will likely assure their election.
     It is the intention of the persons named as proxy holders in the proxy card to vote for the election of all nominees. The Board of Directors does not know of any nominee who will be unable to stand for election or otherwise serve as a director. If for any reason any nominee shall be unable to serve, the shares represented by proxy will be voted for such substitute nominee as the Board of Directors recommends, unless an instruction to the contrary is indicated on the proxy card.
     The Board of Directors unanimously recommends that you vote “FOR” the election of the above listed seven nominees for director.
Meetings of the Board of Directors and Attendance
     During the year ended December 31, 2005, the Board held four regularly scheduled meetings and four special meetings. Each current director attended or participated in at least 90% of the meetings of the Board of Directors and all committees on which he served in 2005.
     The Board also regularly holds executive sessions of those members of the Board who meet the then current standards of independence. Such meetings have occurred during scheduled meetings of the full Board of Directors, at which time all members of the Company’s management team and non-independent directors are excused. The independent directors also could convene an executive session separately from any scheduled Board meeting if deemed appropriate. In 2005, the independent directors held four executive sessions in conjunction with regularly scheduled Board meetings. Executive sessions of the Board of Directors are chaired by the independent director as determined by the independent directors collectively to have the requisite experience and knowledge regarding the matters being discussed in a particular executive session. The Board of Directors believes that this practice provides for effective leadership of all executive sessions without the need to designate a lead or presiding director.
Determination of Independence
     The Board of Directors has determined that Messrs. Armstrong, Ingram, Lewis, Mooney, Sutter and Wyant are independent directors in accordance with the standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards for issuers whose securities are listed on the Nasdaq Stock Market. In July 2005, the Board determined to allow the separation of the roles of Chairman of the Board and Chief Executive Officer. The Board then elected Mr. Sutter to be the Company’s independent

Chairman of the Board. Mr. Stakelin is not an independent director based on his employment by the Company within the past three years. Accordingly, 86% of the Company’s Board of Directors will be comprised of independent directors assuming the election at the Annual Meeting of all nominees named in this Proxy Statement.
Committees of the Board of Directors
     The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as described below.
     Audit Committee. The Audit Committee currently consists of three directors, Messrs. Mooney (Chairman), Lewis and Sutter, all of whom are independent directors as discussed above and satisfy the audit committee qualification standards contained in Rule 4350(d)(2) of the National Association of Securities Dealers listing standards. The Board of Directors also has determined that Mr. Mooney is an audit committee financial expert.
     The Audit Committee’s functions include the engagement of the Company’s independent registered public accounting firm, review of the results of the audit engagement and the Company’s financial results, review of the auditors’ independence, review of the effectiveness of the Company’s internal controls and similar functions, and the approval of all auditing and non-auditing services performed by the independent auditors of the Company. The Audit Committee’s charter can be found on the Company’s website at www.regentcomm.com at the “Corporate Governance” tab under the “Investor Information” heading. The Audit Committee held nine meetings during 2005.
     Compensation Committee. The Compensation Committee currently consists of three directors, Messrs. Wyant (Chairman), Armstrong, and Ingram, all of whom are independent directors as discussed above. The basic function of the Compensation Committee is to review and establish salaries, bonuses and other elements of compensation of the Company’s chief executive officer and other executive officers, as well as to determine equity incentive awards for such officers and other key employees. The Compensation Committee has adopted a charter, which can be found on the Company’s website at www.regentcomm.com at the “Corporate Governance” tab under the “Investor Information” heading. The Compensation Committee held seven meetings during 2005.
     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently consists of six directors, Messrs. Sutter (Chairman), Armstrong, Ingram, Lewis, Mooney, and Wyant, all of whom are independent as discussed above. The primary purpose of the Nominating and Corporate Governance Committee is to develop and recommend to the Board corporate governance policies and guidelines for the Company, and to nominate directors for election to the Board and appointment to committee memberships. The Nominating and Corporate Governance Committee has adopted a charter, which can be found on the Company’s website at www.regentcomm.com at the “Corporate Governance” tab under the “Investor Information” heading. The Nominating and Corporate Governance Committee held six meetings during 2005.
Compensation of Directors
     Each non-management director of the Company receives an annual cash retainer of $12,000 paid $3,000 per calendar quarter for his service as director, as well as reimbursement for reasonable out-of-pocket expenses incurred by him in connection with his duties as a director, including attending meetings of the Board and any committees thereof. The independent Chairman of the Board receives an additional cash retainer of $15,000 for the additional services required of this position. The chair of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each receives an additional annual cash retainer of $10,000, $5,000 and $5,000, respectively, for the additional services required of the Committee chair. Each member of these committees also receives $2,000 per meeting attended in person or $1,000 per meeting attended by phone. If approved by the Company’s stockholders at the 2006 Annual Meeting, each non-management director of the Company will be eligible to receive awards of stock appreciation rights, restricted stock, or non-qualified stock options under the Regent Communications, Inc. 2006 Directors Equity Compensation Plan. The terms, conditions, form and amount of such awards, if any, will be determined by the Compensation Committee of the Company’s Board of Directors.
Compensation Committee Interlocks and Insider Participation
     For the year ended December 31, 2005, the Compensation Committee consisted of three members, Messrs. Wyant, Armstrong and Ingram. No executive officer of the Company serves on any board of directors or compensation committee of any entity that compensates any of Messrs. Wyant, Armstrong or Ingram. The Company is a party to the two agreements described below, which agreements provide certain voting and registration rights to entities affiliated with Messrs. Wyant, Armstrong and Ingram.
     Series F Convertible Preferred Stock Purchase Agreement. Under the terms of a stock purchase agreement dated as of June 15, 1998, to which the Company, Waller-Sutton Media Partners, L.P., William H. Ingram and the other purchasers named therein are parties, Waller-Sutton Management Group, Inc., the management company for Waller-Sutton Media Partners, L.P., receives an annual monitoring fee of $75,000. Messrs. Ingram and Armstrong are directors, executive officers and stockholders of Waller-Sutton Management Group, Inc.
     Registration Rights Agreement. The Company is a party to a registration rights agreement dated as of June 15, 1998, as amended, with Waller-Sutton Media Partners, L.P., William H. Ingram, Blue Chip Capital Fund II Limited Partnership, Blue Chip Capital Fund III Limited Partnership, Miami Valley Venture Fund L.P., River Cities Capital Fund Limited Partnership, and affiliates of such entities. Under this agreement, upon a demand made by Waller-Sutton Media Partners, L.P. or by parties to the agreement that hold at least 10% of the Company’s outstanding common stock, Regent is required to register under the Securities Act of 1933 the shares of the Company’s common stock owned by these holders. In addition, the parties to the agreement have the right to join in certain registrations of Regent’s equity securities.
Communications with Directors
     The Company’s stockholders may communicate directly in writing with the Company’s Board of Directors by sending a letter to the Board at Regent Communications, Inc., Board of Directors, 2000 Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio 45202. Your letter should state that you are a stockholder of Regent Communications, Inc. and provide evidence of your stock ownership if your shares are not registered in your own name. All such letters will be reviewed by a senior member of the Company’s accounting and finance department. Depending on the subject matter of your letter, management will: forward the communication to the full Board or the director to whom the letter is addressed; attempt to handle the inquiry directly, for example, where it is a request for information about the Company or it is related to your stock holdings; or not forward the communication if it relates to a clearly irrelevant, improper or frivolous topic. At each Board meeting, a member of management will summarize for the full Board of Directors all non-forwarded letters and make those letters available to any Director who indicates a desire to see the actual communication.
Code of Business Conduct and Ethics
     The Board of Directors has adopted the Regent Communications, Inc. Code of Business Conduct and Ethics applicable to all Directors and Company employees, including the chief executive officer and all senior financial officers and employees. The Code can be found on the Company’s website at www.regentcomm.com at the “Corporate Governance” tab under the “Investor Information” heading.
EXECUTIVE OFFICERS
     The executive officers of the Company, their ages, and the positions they hold with the Company are as follows:

Name	Age	Position
William L. Stakelin	63	President and Chief Executive Officer

Anthony A. Vasconcellos	41	Executive Vice President and
		Chief Financial Officer
     Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board. Information with respect to the business experience, principal occupations during the past five years and affiliations of the executive officers of Regent who are not also directors is set forth below. Information regarding Mr. Stakelin is set forth above under the caption “ELECTION OF DIRECTORS — Information Regarding Director Nominees.”
     Anthony A. Vasconcellos joined Regent in September 1998 as Vice President and Chief Financial Officer. From December 2000 until August 2005, he served as Senior Vice President and Chief Financial Officer for Regent. In September 2005, he became Executive Vice President and Chief Financial Officer for the Company. From October 1991 until joining Regent in 1998, he was employed by LensCrafters, Inc., a highly acquisitive optical retail company, which by 1998 had 800 retail stores and $1.2 billion in revenues. From February 1992 to March 1994, Mr. Vasconcellos served as controller of LensCrafters’ Canadian subsidiary. In 1994, he was repatriated and assumed oversight of financial reporting and financial systems for LensCrafters until leaving to join Regent in 1998. From July 1987 to September 1991, Mr. Vasconcellos served as an auditor for the international accounting firm of Coopers & Lybrand, a predecessor to PricewaterhouseCoopers LLP. Mr. Vasconcellos currently serves on the executive committee of the board of directors of the Broadcast Cable Financial Management Association, an organization that is composed of and represents financial professionals in the media industry.
EXECUTIVE COMPENSATION
     The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, the Company’s former Chief Executive Officer, the Company’s current Chief Executive Officer and Chief Financial Officer (the “named executives”) during each of the last three fiscal years.

SUMMARY COMPENSATION TABLE

					Long-Term
		Annual Compensation(f)			Compensation
Name and					Securities
Principal		Salary	Bonus		Underlying	All Other
Position	Year	($)(a)	($)		Options (#)(d)	Compensation ($)
Terry S. Jacobs	2005	252,865	156,000		125,000	700,971 (e)(g)
(former Chairman	2004	352,612	246,882	(b)	125,000	9,794 (e)
And Chief Executive	2003	346,112	103,834	(c)	125,000	9,923 (e)
Officer)

William L. Stakelin	2005	330,457	115,560		125,000	9,962 (e)
President and	2004	319,555	223,736	(b)	100,000	9,362 (e)
Chief Executive	2003	313,664	94,099	(c)	100,000	9,468 (e)
Officer

Anthony A. Vasconcellos	2005	249,847	87,500		75,000	8,710 (e)
Executive Vice	2004	222,735	155,967	(b)	75,000	8,054 (e)
President and Chief	2003	216,320	64,896	(c)	75,000	8,062 (e)
Financial Officer

(a)	Includes amounts deferred at the election of the recipient under the Company’s 401(k) and deferred compensation plans.

(b)	The bonuses paid to the Company’s named executives for 2004 performance were paid approximately 74% in cash and 26% in shares of common stock. The value of each share of stock was determined to be $5.185, based on the average of the high and low sales prices for a share of Company common stock on February 2, 2005 (the date of the bonus award). Based on such value Mr. Jacobs received 12,243 shares, Mr. Stakelin received 11,095 shares and Mr. Vasconcellos received 7,734 shares.

(c)	The bonuses paid to the Company’s named executives for 2003 performance were paid 70% in cash and 30% in shares of common stock. The value of each share of stock was determined to be $7.00, based on the average of the high and low sales prices for a share of Company common stock on February 2, 2004 (the date of the bonus award). Based on such value Mr. Jacobs received 4,450 shares, Mr. Stakelin received 4,032 shares and Mr. Vasconcellos received 2,781 shares.

(d)	Represents the number of shares of the Company’s common stock issuable upon exercise of options granted to the named executives under the Company’s 1998 Management Stock Option Plan.

(e)	Represents amounts paid to each named executive pursuant to the Company’s matching contributions to its 401(k) profit sharing plan and deferred compensation plan.

(f)	In accordance with SEC rules, the value of perquisites provided by the Company to the executive officers, such as use of an automobile, automobile insurance, parking and the payment of the employee portion of health insurance premiums, which would constitute other annual compensation has been omitted because such amounts total less than the lower of $50,000 or 10% of the executive officer’s salary and bonus for the year shown.

(g)	On September 1, 2005, Mr. Jacobs retired from his position as Chief Executive Officer and Chairman of the Board of the Company. Pursuant to Mr. Jacobs’ retirement, the Board of Directors entered into a Separation Agreement with Mr. Jacobs, which is described in further detail below under the caption “Separation Agreement.” Pursuant to those terms, Mr. Jacobs received an additional $691,666 from September 1 through December 31, 2005, which amount includes $562,000 for the repurchase by the Company of 100,000 shares of Regent common stock owned by Mr. Jacobs. The purchase price was based upon the average of the high and low price for a share of Regent common stock on September 1, 2005, the date of the transaction. The remaining amount due to Mr. Jacobs of approximately $400,000 will be paid ratably through 2006.

Stock Options
     The following table sets forth information concerning individual grants of options to purchase the Company’s common stock made to the Company’s named executives in 2005:
OPTION GRANTS IN LAST FISCAL YEAR

	Number of	Percent of			Potential Realizable
	Shares	Total Options	Exercise		Value at Assumed
	Underlying	Granted To	or Base		Annual Rates of Stock
	Options	Employees In	Price	Expiration	Price Appreciation For
Name	Granted(a)	Fiscal Year	($/SH.)	Date	Option Term(b)
					5%	10%
Terry S. Jacobs	125,000	22.27%	$5.33	1/7/15	$419,001	$1,061,831
William L. Stakelin	125,000	22.27%	$5.33	1/7/15	$419,001	$1,061,831
Anthony A. Vasconcellos	75,000	13.36%	$5.33	1/7/15	$251,401	$637,099

(a)	All such options were granted January 7, 2005, under the Company’s 1998 Management Stock Option Plan. As part of his retirement package approved by the Company’s Board of Directors, Mr. Jacobs’ options outstanding at September 1, 2005, became immediately vested and exercisable. On November 30, 2005, the Compensation Committee of the Company’s Board of Directors accelerated all employee stock options outstanding as of that date with an exercise price in excess of the market price, calculated as the average of the high and low price of a share of Regent common stock as of that date. Accordingly, all unvested stock options issued under the Company’s 1998 Management Stock Option Plan became immediately vested and exercisable, including those granted to Messrs. Stakelin and Vasconcellos in the above table. The option exercise price is not adjustable over the 10-year term of the options except due to stock splits and similar occurrences affecting all outstanding stock.

(b)	Calculated based upon assumed stock prices for the Company’s common stock of $8.68 and $13.82, respectively, if 5% and 10% annual rates of stock appreciation are achieved over the full term of the option. The potential realizable gain equals the product of the number of shares underlying the option grant and the difference between the assumed stock price and the exercise price of each option.
     The Company’s named executives did not exercise any stock options during 2005. The following table sets forth certain information regarding potential future individual exercises of stock options by each named executive.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

	Shares
	Acquired	Value
	on	Realized	Number of Shares Underlying		Value of Unexercised In-the-
Name	Exercise(#)	($)	Unexercised Options at 12/31/05		Money Options at 12/31/05(a)
			Exercisable(#)	Unexercisable(#)	Exercisable	Unexercisable
Terry S. Jacobs	0	0	1,358,333	—	$0	$0
William L. Stakelin	0	0	1,258,333	—	$0	$0
Anthony A. Vasconcellos	0	0	450,000	—	$0	$0

(a)	The value of unexercised options is calculated by determining the difference between $4.64 per share, the last reported sale price of a share of the Company’s common stock through December 31, 2005, and the exercise price of the option, multiplied by the number of shares subject to the option. At December 31, 2005, the exercise price of each outstanding option was in excess of $4.64.

Compensation Committee Report
     The primary function of the Compensation Committee, which consists entirely of independent directors, as defined under current Nasdaq Stock Market listing standards, is to oversee policies relating to executive compensation, including salary, incentive bonuses, fringe benefits and equity incentive awards. Its goals are for the Company’s compensation program to provide strong incentives to senior management to pursue actions that will directly benefit the Company and its stockholders. The principles underlying the Company’s executive compensation program are:
•	the Company must offer competitive salaries to be able to attract and retain highly-qualified and experienced executives and other management personnel;

•	executive compensation in excess of base salaries should be tied to the performance of the Company and the individual executive; and

•	the financial interests of the executives should be aligned with the financial interests of the stockholders.
     The Company’s compensation package for its executive officers has three basic components: base salary, annual performance-based bonuses and equity incentive awards. With the exception of the base salaries of the Company’s Chief Executive Officer and Chief Financial Officer, which are provided for in their employment agreements with the Company, executive base salary levels and annual bonuses are established by the Compensation Committee. The Compensation Committee awards stock option grants under either the 1998 Management Stock Option Plan or the 2005 Incentive Compensation Plan and restricted stock and other equity awards under the 2005 Incentive Compensation Plan.
     The Compensation Committee annually reviews the compensation of each executive officer. It is the Compensation Committee’s policy to establish base salaries for its executives at levels that it perceives are fair and competitive with those of executives with similar responsibilities at companies that are considered to be comparable to Regent in terms of assets, net worth, revenue and operating cash flow. The Compensation Committee reviews such information as may be acquired from annual reports and proxy materials of such other companies, business and industry publications and other sources as may be available from time to time. Such companies include, but are not limited necessarily to, other radio broadcasting companies. The Committee’s primary objective is to set executive salaries at levels the Committee believes are appropriate for the duties and scope of responsibilities of each officer’s position and competitive with comparable companies so that the Company can attract and retain qualified individuals in a competitive market.
     In addition to base salaries, the Compensation Committee also considers whether the performance of the Company’s executive officers merits additional bonus compensation for the fiscal year most recently completed. The ability of each executive officer to earn bonus compensation is based one half upon the Company’s financial performance and one half upon the executive officer’s individual performance as determined in the Compensation Committee’s judgment in accordance with the terms and conditions of the Company’s Senior Management Bonus Plan. If the established objectives are attained in full, for the Company’s fiscal years up to and including 2004, the Company’s executive officers generally would have been expected to earn target bonuses equal to 60% of base salary. Beginning for fiscal year 2005, the Compensation Committee determined that the target amount would be increased to 70% of base salary, and beginning in fiscal year 2006, the target amount has been increased to 80% of base salary. However, the Compensation Committee historically has retained, and continues to retain, discretion to establish a lower percentage for individual officers and to award a larger bonus if the Company would exceed the financial performance goals. The Compensation Committee also historically had determined that bonuses earned by executive officers should be paid partly in cash, generally 70%, and partly in Company common stock, generally 30%. In determining bonuses for fiscal year 2005, the

Committee determined that those bonuses would be paid entirely in cash in light of the Committee’s decision to commence making awards of restricted stock in January 2006 in lieu of stock options, which restricted stock awards would be sufficient to align management’s interests with stockholders’ interests. The Compensation Committee retains discretion to adjust bonus percentages and the mix of cash and stock awards from time to time to satisfy the best interests of the Company and its stockholders.
     Equity incentive awards are designed to encourage the Company’s executives and other key employees to remain employed by the Company and to contribute to the Company’s overall performance and, thus, the performance of the Company’s common stock in the market. Through 2005, the Committee generally made annual awards of stock options to the Company’s executive officers in January of each year, which grants were intended to reflect the executive’s attainment of Company and personal goals. Such grants were made in conjunction with the determination of any bonus that may be awarded to executive officers for performance in the prior fiscal year. In 2005, the Committee undertook a thorough review and analysis of the nature of equity incentive awards that would best serve the Company going forward, due in part to changes in accounting rules that potentially made stock option awards less desirable to the Company. Upon the conclusion of such analysis, the Committee determined that restricted stock awards would be better suited to meeting the Company’s overall objectives, and the first restricted stock awards were made to the Company’s executive officers in January 2006 in lieu of the annual stock option awards typically made at that time. The Committee also determined in November 2005 to accelerate the vesting of all outstanding stock option awards that had an exercise price greater than the November 30, 2005 market price for a share of the Company’s common stock, which vesting applied to the Company’s executive officers as well as all other Company employees.
     The potential for an annual bonus to be earned by the Company’s Chief Executive Officer is provided for in his employment agreement with the Company which states that any bonus shall be determined pursuant to and in accordance with the Company’s Senior Management Bonus Plan. Such bonuses are to be based on his performance and that of the Company, and the achievement of certain goals established for each year by the Compensation Committee. In addition, his employment agreement entitles the Chief Executive Officer to receive, at the discretion of the Compensation Committee or the Board of Directors, grants of equity incentive awards.
     The Compensation Committee applied the above considerations in determining the 2005 compensation for each of Mr. Terry S. Jacobs and Mr. William L. Stakelin, for the respective periods in which each such individual served as the Company’s Chief Executive Officer. Mr. Jacobs served as Chief Executive Officer until his retirement from the Company effective September 1, 2005 and Mr. Stakelin served as Chief Executive Officer thereafter. In accordance with the terms of their respective employment agreements in effect at the time, which provide for an increase in base salary each year in the discretion of the Board of Directors but which shall be no less than the percentage increase in the Consumer Price Index (“CPI”), Mr. Jacobs’ base salary increased from $352,612 in 2004 to $364,327 in 2005, of which he received eight months salary through his retirement date. The base salary for Mr. Stakelin increased from $319,555 in 2004 to $330,457 in 2005. Notwithstanding the Company’s strong performance in 2004, such increases reflected the Compensation Committee’s determination that only the minimum CPI increase for 2005 was warranted and that additional compensation in 2005 should be earned based upon improvements in the Company’s performance and their individual performances.
     Following the announcement of Mr. Jacobs’ retirement in July 2005, the Compensation Committee and the full Board of Directors were actively involved in the compensation and separation arrangements provided to Mr. Jacobs relating to his retirement. Those arrangements are fully described under “Separation Agreement.” Mr. Stakelin’s base salary was not immediately increased upon his assuming the role of Chief Executive Officer, although his employment agreement was subsequently reviewed and revised as described under “Employment Agreements” to reflect his additional responsibilities.

     In January 2006, the Compensation Committee determined that Mr. Stakelin would receive a bonus in the amount of $115,560 based upon the Committee’s determination that he had earned a portion of his target bonus based upon his individual performance. No bonus was awarded with respect to the Company’s financial performance in 2005. The bonus awarded for Mr. Stakelin’s 2005 performance was paid entirely in cash.
     In January 2005, the Compensation Committee also awarded both Mr. Jacobs and Mr. Stakelin stock options to acquire 125,000 shares of Company common stock. This award is consistent with the Compensation Committee’s belief that the financial interests of the Chief Executive Officer, and other executive officers, should be increasingly related to their ability to increase value for all of the Company’s stockholders. The size of the award to Mr. Jacobs was based on the Compensation Committee’s determination that Mr. Jacobs’ performance in 2004 warranted a stock option grant equal to the option awards made in prior years and the size of the award to Mr. Stakelin represented an increase of 25,000 options over prior year awards due to the Committee’s belief that Mr. Stakelin’s performance in 2004 merited a larger award. In January 2006, consistent with the Compensation Committee’s determination to begin to grant restricted stock awards rather than stock options, the Committee awarded Mr. Stakelin 75,000 shares of restricted stock. While the Committee generally believes that one share of restricted stock would effectively replace options to receive three shares of common stock, the Committee determined that Mr. Stakelin merited a larger restricted stock award in 2006 to recognize his additional responsibilities as Chief Executive Officer, to provide a strong incentive to increase the Company’s stock value, and to retain his services throughout the four year vesting period.

2005 Compensation Committee Members:	John H. Wyant, Chairman
William H. Ingram
Andrew J. Armstrong, Jr.
Employment Agreements
     The Company has employment agreements with William L. Stakelin and Anthony A. Vasconcellos. Mr. Stakelin is employed as Regent’s President and Chief Executive Officer and Mr. Vasconcellos is employed as Regent’s Executive Vice President and Chief Financial Officer. The employment agreement for Mr. Stakelin also requires the Company to seek to cause him to be nominated to serve on the Company’s Board of Directors. Each employment agreement is for a three-year term commencing January 1, 2006 and ending December 31, 2008.
     Under their employment agreements, beginning January 1, 2006, Mr. Stakelin is entitled to a base salary of no less than $330,171 and Mr. Vasconcellos is entitled to a base salary of no less than $250,000. The base salary amounts are subject each 12-month period to an increase in the discretion of the Board of Directors and to a mandatory cost-of-living increase tied to the Consumer Price Index-All Items. The employment agreements also provide for Messrs. Stakelin and Vasconcellos to receive discretionary annual bonuses in accordance with the Company’s Senior Management Bonus Plan. These bonuses, if any, will be determined by the Compensation Committee of the Board of Directors of Regent and are based on performance of the executive and Regent and the achievement of certain goals established for each year. In addition, the employment agreements entitle Messrs. Stakelin and Vasconcellos each to receive, at the discretion of the Compensation Committee of the Board of Directors, annual grants of restricted stock, stock options or other equity-based incentives, and/or incentive and non-qualified options to purchase common stock of the Company and other equity based incentives pursuant to any incentive compensation plans as may be adopted by the Company from time to time. The employment agreements also provide for Messrs. Stakelin and Vasconcellos to receive use of an automobile, parking and automobile insurance coverage at Regent’s expense and other benefits available to key management employees, including the employee portion of health insurance premiums.
     Messrs. Stakelin and Vasconcellos may terminate their respective agreements for any reason upon 90 days notice and the Company may terminate the agreements at any time. In the event of a termination by reason of death or disability, in the event of a termination by the Company without cause or upon expiration of the employment period, then (a) Regent may, at its election, purchase: (i) all shares of Regent stock beneficially owned by the executive at a price equal to its fair market value as of the date of termination and (ii) all vested stock options held by him at a price equal to the excess of the fair market value of the underlying stock over the exercise price, or, if there is no such excess, then for $100; (b) all unvested options will terminate; and (c) the executive is entitled to receive his base salary through the termination date and, in the event of disability, for up to one year after termination during the continuation of disability. In the case of termination due to death or disability, the executive is also entitled to a prorated portion of any bonus to which he otherwise would have been entitled. If employment is terminated by Regent without cause, the employment agreements entitle Messrs. Stakelin or Vasconcellos, as the case may be, to receive, in addition to base salary and bonus prorated through the date of termination, the greater of his current base salary for an additional 12-month period or his current base salary throughout the remaining portion of the current three-year term of the employment agreement. In the event of a termination by either the Company or the executive within 24 months following a change of control of the Company, the executive is entitled to receive all accrued and unpaid compensation earned prior to termination plus an amount equal to 2.99 times the executive’s current base salary, which base salary shall be calculated on an amount no less than the executive’s base salary prior to the change of control. For purposes of the employment agreements, a “change of control” shall be deemed to have occurred upon the acquisition by any person or group of persons of 30% or more of the Company’s voting power; upon the existing stockholders of the Company having less than 50% of the voting power of the resulting entity following a reorganization, merger or consolidation; or upon the liquidation, dissolution or sale of all or substantially all of the Company’s assets.
     Messrs. Stakelin and Vasconcellos are subject to customary non-competition and non-solicitation covenants during their period of employment with Regent and for an 18-month period thereafter (12 months in the case of a termination of employment by Regent without cause where severance is being paid) as well as customary confidentiality covenants.
Separation Agreement
     On September 1, 2005, the Company entered into a Separation Agreement with its then Chairman and Chief Executive Officer, Terry S. Jacobs, pursuant to Mr. Jacobs’ retirement. Under the terms of the agreement, the Company agreed to the following: (a) to pay Mr. Jacobs approximately $500,000 in salary compensation and associated payroll tax benefits, to be paid in installments through December 31, 2006 and in accordance with the Company’s standard payroll procedures; (b) to pay to Mr. Jacobs a bonus in the amount of $156,000, which was payable immediately upon Mr. Jacobs signing the Separation Agreement; (c) to accelerate the vesting of all unvested stock options as of September 1, 2005 and to allow such options to remain in effect for the stated term of each option or grant, the effect of which required the Company to record non-cash compensation expense of approximately $600,000; (d) to pay for postretirement life insurance, medical, dental and hospitalization benefits for Mr. Jacobs and his dependents for a period of twelve months from the date of retirement, at an estimated cost of approximately $10,000; and (e) to pay miscellaneous expenses related to Mr. Jacobs’ retirement of approximately $10,000. Additionally, the Company purchased from Mr. Jacobs through a private sale 100,000 shares of Regent common stock owned by Mr. Jacobs for a price of $5.62 per share, which price was calculated as the average of the high and low price for a share of Regent common stock on September 1, 2005. The Separation Agreement with Mr. Jacobs supersedes the Employment Agreement dated as of January 1, 2004 between the Company and Mr. Jacobs, other than for the provisions in the Employment Agreement relating to non-competition, non-solicitation, non-inducement, remedies and certain additional obligations.

STOCK PERFORMANCE GRAPH
     The following graph compares the cumulative total return on the common stock of Regent Communications, Inc., the Nasdaq Stock Market (U.S.) Index and the S&P 400 Broadcasting & Cable TV Index, adjusted for stock splits and dividends, for the period from December 31, 2000 through December 31, 2005. The data set forth below assumes $100 was invested in Regent’s common stock and in each Index on December 31, 2000, with dividends, if any, reinvested. The total stockholder returns are not necessarily indicative of future returns.
COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG REGENT COMMUNICATIONS, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S&P 400 BROADCASTING & CABLE TV INDEX

	Cumulative Total Return
	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
REGENT COMMUNICATIONS, INC.	$100.00	$113.68	$99.54	$106.95	$89.26	$78.15
NASDAQ STOCK MARKET (U.S.)	$100.00	$79.32	$54.84	$81.99	$89.22	$91.12
S&P 400 BROADCASTING & CABLE TV	$100.00	$112.07	$111.65	$132.77	$97.28	$73.57

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.
     Based solely on its review of the copies of such reports received by it, and upon written representations from certain reporting persons, the Company believes that, for the year ended December 31, 2005, all Section 16(a) filing requirements applicable to the Company’s executive officers, directors and greater than ten percent stockholders were complied with on a timely basis.
CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS
     Under the terms of a stock purchase agreement dated as of June 15, 1998 to which the Company, Waller-Sutton Media Partners, L.P., William H. Ingram and the other purchasers named therein are parties, Waller-Sutton Management Group, Inc., the management company for Waller-Sutton Media Partners, L.P., receives an annual monitoring fee of $75,000. Messrs. Ingram and Armstrong are directors, executive officers and stockholders of Waller-Sutton Management Group, Inc.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, as of March 15, 2006, the number and percentage of the Company’s common stock held by (i) persons known to the Company to be beneficial owners of more than 5% of a class of the Company’s securities, (ii) the Company’s directors and nominees for directors, (iii) those executive officers of the Company named in the Summary Compensation Table appearing under “Executive Compensation,” and (iv) all executive officers and directors of the Company, as a group.

	Amount and
	Nature of
	Beneficial		Percent
Name and Address of Beneficial Owner(a)	Ownership(a)		of Class(a)
Wellington Management Company, LLP	4,108,900	(b)	9.85%
T. Rowe Price Associates, Inc.	3,996,750	(c)	9.58%
Dimensional Fund Advisors Inc.	3,960,997	(d)	9.50%
Blue Chip Venture Company, Ltd.	3,246,356	(e)	7.78%
Waller-Sutton Media Partners, L.P.	3,141,554	(f)	7.42%
Weiss, Peck & Greer Investments, a division of Robeco USA, L.L.C.	2,975,452	(g)	7.11%
Terry S. Jacobs	1,758,364	(h)	4.08%
William L. Stakelin	1,521,718	(i)	3.54%
John H. Wyant	3,291,356	(e)(j)	7.88%
William H. Ingram	3,296,554	(f)(k)	7.77%
Andrew J. Armstrong, Jr.	3,151,554	(f)(l)	7.44%
Andrew L. Lewis, IV	2,985,452	(g)(m)	7.13%

	Amount and
	Nature of
	Beneficial		Percent
Name and Address of Beneficial Owner(a)	Ownership(a)		of Class(a)
Timothy M. Mooney	24,000	(n)	*
William P. Sutter, Jr.	67,000	(o)	*
Anthony A. Vasconcellos	532,529	(p)	1.26%
All executive officers and directors as a group (9 persons)	13,486,973	(q)	29.49%

*	Less than 1%.

(a)	The Securities and Exchange Commission has defined “beneficial ownership” to include sole or shared voting or investment power with respect to a security or the right to acquire beneficial ownership within 60 days. The number of shares indicated are owned with sole voting and investment power unless otherwise noted and includes certain shares held in the name of affiliated companies as to which beneficial ownership may be disclaimed. Addresses of 5% beneficial owners appear in the notes below. All information regarding persons and entities other than the Company’s directors and named executives has been included by the Company in reliance upon the most recent SEC filings of such persons and entities.

Shares issuable upon exercise of options or warrants within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons believed to own beneficially such securities. Accordingly, the percent of class specified for each beneficial owner represents the highest percentage of the class that owner could own, assuming such owner exercises all options and warrants that are exercisable by him within 60 days and assuming that no other beneficial owner exercises options or warrants.

(b)	The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Pursuant to its Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006, Wellington Management Company informed the Company that it has shared voting power over 2,844,000 shares and shared dispositive power over 4,035,900 shares in Wellington’s role as investment adviser to its various clients, none of whom are known to have such rights or powers with respect to more than five percent of the Company’s common stock.

(c)	The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. Pursuant to its Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006, T. Rowe Price Associates informed the Company that it has sole voting power over 705,200 shares and sole dispositive power over 3,996,750 shares in T. Rowe Price Associates’ role as investment adviser to its various clients, none of whom are known to have such rights or powers with respect to more than five percent of the Company’s common stock.

(d)	The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Pursuant to its Schedule 13G filed with the Securities and Exchange Commission on February 6, 2006, Dimensional Fund Advisors informed the Company that it has sole voting and/or investment power over the indicated shares in Dimensional Fund Advisors’ role as investment adviser or manager to four investment companies and certain commingled group trusts and separate accounts, none of whom are known to have such rights or powers with respect to more than five percent of the Company’s common stock. Dimensional Fund Advisors disclaims beneficial ownership of these securities.

(e)	Includes: (A) 2,382,241 shares held by Blue Chip Capital Fund, II, Limited Partnership (“Blue Chip II”); (B) 300,479 shares held by Miami Valley Venture Fund, Limited Partnership (“Miami Valley”); and (C) 563,636 shares held by Blue Chip Capital Fund, III, Limited Partnership (“Blue Chip III”). Blue Chip Venture Company, Ltd. is the general partner of Blue Chip II and Blue Chip III and is an affiliate of a special limited partner and portfolio manager of Miami Valley. Blue Chip Venture Company, Ltd. has indicated that it exercises sole voting and dispositive power over the indicated shares held by Blue Chip II, Blue Chip III and Miami Valley. John H. Wyant, a director of the Company, is a beneficial owner and manager of Blue Chip Venture Company, Ltd. Mr. Wyant exercises shared voting and investment powers with respect to the securities beneficially owned by Blue Chip Venture Company, Ltd., but disclaims beneficial ownership of those securities. The address of these entities and Mr. Wyant is 1100 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202.

(f)	Represents 2,491,554 shares and warrants currently exercisable for 650,000 shares of the Company’s common stock held in the name of Waller-Sutton Media Partners, L.P. William H. Ingram and Andrew J. Armstrong, Jr., directors of the Company, are members of Waller-Sutton Media, LLC, the general partner of Waller-Sutton Media Partners, L.P., and are directors, executive officers and stockholders of Waller-Sutton Management Group, Inc., the management company for Waller-Sutton Media Partners, L.P. Messrs. Ingram and Armstrong have advised the Company that they disclaim beneficial ownership of the securities held by Waller-Sutton Media Partners, L.P. The address of Waller-Sutton Media Partners, L.P. and Mr. Ingram is One Rockefeller Plaza, Suite 330, New York, New York 10020. Mr. Armstrong’s address is 30 Rockefeller Plaza, Suite 4200, New York, New York 10112.

(g)	The address of Weiss, Peck & Greer Investments, a division of Robeco USA, L.L.C. (formerly Weiss, Peck & Greer, L.L.C.), is 909 Third Avenue, New York, New York 10022. Pursuant to its Schedule 13G filed with the Securities and Exchange Commission on February 15, 2006, Robeco USA, L.L.C. informed the Company that it has shared voting and investment power over the indicated shares in its role as broker-dealer and investment adviser to: (A) 2,464,162 shares held by WPG Corporate Development Associates V, L.L.C. (“WPG V”), and (B) 381,290 shares held by WPG Corporate Development Associates V (Overseas), L.P. (“WPG Overseas”). In addition, WPG V and WPG Overseas own warrants to purchase 112,580 shares and 17,420 shares of Regent common stock, respectively. Robeco USA, L.L.C. is a Class A Member of WPG PE Fund Adviser II, L.L.C., General Partner of WPG V and a Class A Member of WPG PE Fund Adviser II (Overseas), L.P., General Partner of WPG Overseas. Mr. Lewis exercises shared voting and investment powers with respect to the securities beneficially owned by WPG V and WPG (Overseas), but disclaims beneficial ownership of those securities except to the extent of his pecuniary interest in such funds. The address for Mr. Lewis is 356 Exeter Road, Haverford, Pennsylvania 19041.

(h)	Represents (A) 400,031 shares held by Mr. Jacobs individually; and (B) options exercisable within 60 days for up to 1,358,333 shares of the Company’s common stock held by Mr. Jacobs.

(i)	Represents (A) 262,385 shares held by Mr. Stakelin individually (including shares held for his account in the Company’s 401(k) plan and Employee Stock Purchase Plan and 75,000 restricted shares subject to a four-year vesting period, none of which were vested as of May 15, 2006); (B) 500 shares owned by Mr. Stakelin’s minor son and 500 shares owned by Mr. Stakelin’s daughter; and (C) options exercisable within 60 days for up to 1,258,333 shares of the Company’s common stock held by Mr. Stakelin.

(j)	Includes options exercisable within 60 days for up to 45,000 shares of the Company’s common stock held by Mr. Wyant. See also Note (e) above.

(k)	Includes: (A) 100,000 shares and warrants currently exercisable for 10,000 shares of the Company’s common stock held by Mr. Ingram individually, and (B) options exercisable within 60 days for up to 45,000 shares of the Company’s common stock held by Mr. Ingram. See also Note (f) above.

(l)	Includes options exercisable within 60 days for up to 10,000 shares of the Company’s common stock held by Mr. Armstrong. See also Note (f) above.

(m)	Includes options exercisable within 60 days for up to 10,000 shares of the Company’s common stock held by Mr. Lewis. See also Note (g) above.

(n)	Includes: (A) 4,000 shares held by Mr. Mooney individually, and (B) options exercisable within 60 days for up to 20,000 shares of the Company’s common stock held by Mr. Mooney.

(o)	Includes: (A) 25,000 shares held by Mr. Sutter individually and 2,000 shares held by Mr. Sutter’s two minor children, and (B) options exercisable within 60 days for up to 40,000 of the Company’s common stock held by Mr. Sutter.

(p)	Represents: (A) 82,529 shares held by Mr. Vasconcellos (including shares held for his account in the Company’s 401(k) plan and Employee Stock Purchase Plan, and 50,000 restricted shares subject to a four-year vesting period, none of which were vested at May 15, 2006); and (B) options exercisable within 60 days for up to 450,000 shares of the Company’s common stock held by Mr. Vasconcellos.

(q)	See Notes (e), (f), (g), (h), (i), (j), (k), (l), (m), (n), (o), and (p) above.

REPORT OF THE AUDIT COMMITTEE
     In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. All of the Audit Committee members are independent directors, as defined under current Nasdaq Stock Market listing standards. During the current year, the Audit Committee met nine times, including prior to the Company’s public announcement of its quarterly and year end earnings results and prior to the Company’s public filing of its interim and annual financial information as contained in each quarterly Form 10-Q filing and the annual Form 10-K filing. In all such meetings, the Audit Committee had the opportunity to discuss such results and disclosures with the Company’s Chief Financial Officer and independent auditors shortly before the public dissemination and filing of such information.
     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with the independent auditors their audit plan, audit scope and identification of audit risks.
     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.
     The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2005, and management’s assertion on the design and effectiveness of the Company’s internal control over financial reporting as of December 31, 2005, with management and the independent auditors. Management has the responsibility for the preparation of financial statements and their assertion on the design and effectiveness of the Company’s internal control over financial reporting and the independent auditors have the responsibility for the examination of those statements and assertion.
     Based on the review and discussions of the matters noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The Audit Committee also engaged an independent registered public accounting firm to serve as the Company’s auditor for the year ending December 31, 2006.

2005 Audit Committee Members:	Timothy M. Mooney, Chairman
Andrew L. Lewis, IV
William P. Sutter, Jr.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The independent registered public accounting firm of Deloitte & Touche LLP (Deloitte) was engaged by Regent to audit Regent’s consolidated financial statements for the year ended December 31, 2005. It is anticipated that a representative of Deloitte will attend the Annual Meeting for the purpose of responding to appropriate questions. At the meeting, a representative of Deloitte will be afforded an opportunity to make a statement if Deloitte so desires.
     On March 14, 2005, the Company informed PricewaterhouseCoopers LLP (“PwC”) that, at its meeting on March 11, 2005, the Company’s Audit Committee approved the dismissal of PwC as the Company’s independent registered public accounting firm upon completion of PwC’s integrated audit of the Company’s financial statements for the year ended December 31, 2004. On March 11, 2005, the Company’s Audit Committee appointed Deloitte as the Company’s new independent registered public accounting firm, subject to Deloitte’s completion of their customary client acceptance procedures.
     The report of PwC on the Company’s consolidated financial statements for the fiscal year ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle.
     During the year ended December 31, 2004 and through March 16, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its report on the Company’s consolidated financial statements for such year.
     During the year ended December 31, 2004 and through March 16, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
     During the year ended December 31, 2004 and through March 16, 2005 (the date Deloitte accepted its appointment), the Company did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Approval of Appointment of Auditors for 2006
     The Audit Committee of the Board of Directors proposes and recommends that the stockholders approve the selection by the Committee of the firm of Deloitte & Touche LLP to serve as its independent registered public accounting firm for the Company for the year 2006. It is anticipated that a representative of Deloitte & Touche LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. Action by the stockholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the stockholders a voice in the designation of auditors. If the proposal approving Deloitte & Touche LLP as the Company’s independent registered public accounting firm is rejected by the stockholders then the Committee will reconsider its choice of independent auditors. Even if the proposal is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the proposal unless otherwise instructed by the stockholder.
     Unless otherwise specified in the Company’s bylaws or by Delaware law, the approval of any matter presented to stockholders for a vote requires the affirmative vote of a majority of the votes present at the meeting and entitled to be cast by the holders of the Company’s common stock. Accordingly, the appointment of Deloitte & Touche LLP will require the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s common stock present or represented at the Annual Meeting. Abstentions will have the same effect as a vote cast against the proposal. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have no effect on the outcome. The Audit Committee of the Board of Directors recommends the adoption of the proposal.

Principal Accounting Firm Fees
     The following table sets forth the aggregate fees billed to Regent Communications, Inc. for the fiscal year ended December 31, 2005 by the Company’s principal accounting firm for that year, Deloitte & Touche LLP, and for the fiscal year ended December 31, 2004 by the Company’s principal accounting firm for that year, PricewaterhouseCoopers LLP.

	December 31,		December 31,
	2005		2004
Audit Fees	$439,010	(a)	$602,255	(a)
Audit-Related Fees	—		20,000	(b)
Tax Fees	—		—
All Other Fees	1,500	(c)	1,500	(c)

Total	$440,510		$623,755

(a)	Includes fees for professional services rendered for the audit of the consolidated financial statements of the Company, the audit of management’s assessment of internal control over financial reporting, issuance of consents and assistance with review of documents filed with the Securities and Exchange Commission.

(b)	Includes fees for services related to research and compliance with new accounting requirements.

(c)	Represents the annual charge for online access to an accounting, auditing and reporting library.
     The aggregate amount of all services other than audit, review or attest services provided by the auditors to the Company constituted 0.34% and 3.45% of the total amount of revenues paid by the Company to the auditors during 2005 and 2004, respectively.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor
     The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. In January 2004, the Audit Committee established a policy requiring pre-approval by the committee of all audit and permissible non-audit services provided by the independent auditor, which policy can be found on the Company’s website at www.regentcomm.com at the “Corporate Governance” tab under the “Investor Information” heading. The policy provides for the general pre-approval of specific types of services subject to specific cost limits to be determined by the Audit Committee from time to time. Specific pre-approval is required for any services for which general pre-approval has been granted pursuant to the policy, if no cost limit has been set and/or if the cost would exceed the specified limit. All other permitted services also require specific pre-approval.
     The pre-approval policy adopted by the Audit Committee delegates pre-approval authority to any member of the Audit Committee to address any requests for pre-approval of services between Audit Committee meetings. Any member of the Audit Committee who exercises delegated authority must report any pre-approval decisions to the full Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating to the Company’s management any authority to pre-approve services performed by the independent auditors.
     The Company’s Chief Financial Officer is responsible for tracking all independent auditor fees against the budget for such services as determined pursuant to the annual auditor engagement letter and the fee limitations adopted pursuant to the pre-approval policy. The Chief Financial Officer shall report on the status of fees to the full Audit Committee no less frequently than annually, and more often as may be requested by the Audit Committee. For every proposed pre-approved service set forth in the policy, the independent auditor is to provide detailed back-up documentation to the Audit Committee regarding the specific services to be provided.

     All of the services provided by the independent auditor to the Company in 2005 were specifically pre-approved by the Audit Committee.
PROPOSAL TO APPROVE THE REGENT COMMUNICATIONS, INC.
2006 DIRECTORS EQUITY COMPENSATION PLAN,
INCLUDING THE ISSUANCE OF UP TO 250,000 SHARES THEREUNDER
DESCRIPTION OF THE 2006 DIRECTORS EQUITY COMPENSATION PLAN
     On January 25, 2006, subject to stockholder approval, the Company’s Board of Directors approved the Regent Communications, Inc. 2006 Directors Equity Compensation Plan (the “Plan”), based on recommendation of the Plan by the Compensation Committee of the Board of Directors. The Plan permits awards of stock options, stock appreciation rights and/or restricted stock to the directors of the Company and its subsidiaries.
     The following description sets forth the material terms of the Plan. It does not purport to be complete and is qualified in its entirety by reference to the provisions of the Plan attached as Annex 1 to this Proxy Statement. All capitalized terms which are not defined herein are defined in the Plan.
Purpose
     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to directors that will link their personal interests to the financial success of the Company and its Subsidiaries and to growth in stockholder value. Historically, the Company has used stock options as its preferred form of equity compensation. However, in light of new accounting standards relating to stock options, the Compensation Committee has determined that additional forms of equity compensation in the form of stock appreciation rights and restricted stock may better suit the Company’s needs in the future. The Plan is designed to provide flexibility to the Company and its subsidiaries in their ability to attract and retain the services of directors upon whose judgment, interest and special effort the successful conduct of their operations is largely dependent. The Board of Directors believes that the Plan accomplishes these results.
Administration
     The Compensation Committee of the Board of Directors will administer the Plan. The Compensation Committee is composed of three or more directors who are “independent” under applicable Nasdaq Stock Market listing rules and will have at least two members who, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), qualify as “non-employee directors” and “outside directors,” respectively. The Committee has broad discretion and authority to, among other things: select the directors to whom Awards may be granted; determine the terms, conditions, form and amount of the Awards to be made to each person selected; determine the time when Awards are to be made and any conditions which must be satisfied before an Award is made; where deemed applicable, establish objectives and conditions for earning Awards; determine the terms of each Award Agreement and any amendments or modifications thereof; and determine the guidelines and/or procedures for the payment or exercise of Awards. The Committee will have full power to administer and interpret the Plan and to adopt or establish, and to modify or waive, rules, regulations, agreements, guidelines, procedures and instruments which it deems necessary or advisable for the administration and operation of the Plan. The Committee may delegate its authority to the Chief Executive Officer or to other executive officers, provided that such delegation will not extend to action with respect to Awards made to “covered employees,” as defined in Code Section 162(m), or to “officers” for purposes of Rule 16b-3 under the Exchange Act.

Eligibility
     Any non-management director of the Company or any of its Subsidiaries or affiliates is eligible to receive an Award under the Plan. As of December 31, 2005 there were seven non-management directors of the Company and its Subsidiaries and affiliates. The selection of participants and the nature and size of the awards is subject to the discretion of the Committee.
Shares Available for Issuance
     The Plan provides that the total number of shares of Stock which may be issued pursuant to Awards under the Plan may not exceed 250,000 shares. Awards made under the Plan will be in addition to the awards currently issued and outstanding pursuant to the 2001 Directors’ Stock Option Plan (“2001 Plan”), which was previously approved by the Company’s stockholders. As of December 31, 2005, a total of 170,000 previously granted options were outstanding and unexercised under the 2001 Plan and a total of 330,000 shares remained available for grant. Additional grants may continue to be made under the 2001 Plan.
     To the extent that shares of Stock subject to an outstanding award under the Plan are not issued by reason of forfeiture, termination, surrender, cancellation, or expiration while unexercised of such award, by reason of the tendering or withholding of shares to pay all or a portion of the exercise price or to satisfy all or a portion of the tax withholding obligations relating to the Award, by reason of being settled in cash in lieu of shares or settled in a manner that some or all of the shares covered by the Award are not issued to the participant, or being exchanged for a grant under the Plan that does not involve Stock, then such shares shall immediately again be available for issuance under the Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate.
     Shares of Stock issued in connection with Awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries shall not reduce the number of shares available to be issued under the Plan.
     The source of Stock issued with respect to awards may be authorized but unissued shares or treasury shares. In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, merger, consolidation or spin-off or other corporate change affecting the Stock, the number of shares of Stock authorized for issuance, available for issuance or covered by any outstanding Award and the price per share of any such Award, and the various limitations described above, will be proportionately adjusted. Fractional shares will not be issued under the Plan.
Awards
     A participant in the Plan is permitted to receive multiple grants of Awards. The terms and provisions of a type of Award with respect to any recipient need not be the same with respect to any other recipient of such Award.
     The following types of Awards may be granted under the Plan:
     Stock Appreciation Rights (“SARs”). The Compensation Committee may grant SARs independently of any stock option or in tandem with all or any part of a stock option granted under the Plan. Upon exercise, each SAR entitles a participant to receive an amount equal to the excess of the Fair Market Value (as defined in the Plan) of a share of Stock on the date the SAR is exercised over the Fair Market Value of a share of Stock on the date the SAR is granted. The payment will be made in shares of Stock having a Fair Market Value on the date of exercise equal to the amount due upon the exercise of the

SAR, except as the Committee may otherwise provide for the payment of cash in the applicable Award Agreement or any amendment or modification thereof.
     Restricted Stock. An award of Restricted Stock is an award of shares of Stock that may not be sold or otherwise disposed of during a restricted period determined by the Committee. Except as otherwise provided by the Committee, dividends on the Restricted Stock shall be payable to the recipient in cash or in additional Restricted Stock.
     Stock Options. Stock Options are Nonqualified Stock Options whose grant is not intended to comply with Code Section 422. The exercise period for any stock option will be determined by the Committee at the time of grant. The exercise price per share for all shares of Stock issued pursuant to Stock Options under the Plan shall be determined by the Committee, but may not be less than 100% of the Fair Market Value of a share of Stock on the grant date. Each Stock Option may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable. The Plan limits the term of any stock option to 10 years and prohibits repricing of options.
Termination of Service as a Director
     The disposition of each Award held by a participant at termination of service as a director will be as determined by the Committee and set forth in the agreement applicable to such Award or in any amendment or modification thereof. To the extent the Award Agreement does not expressly provide for such disposition, then the disposition of the Award shall be determined as set forth in the Plan.
Change in Control
     Unless otherwise provided by the Committee in the agreement applicable to an Award (including any amendment or modification thereof), upon a Change in Control of the Company, all Awards shall immediately vest 100%.
Other Provisions
     In general, except to the extent provided by the Committee in the specific terms of an Award, no Award will be assignable or transferable except by will or the laws of descent and distribution. The Committee may impose such restrictions and limitations on any Awards granted under the Plan as it may deem advisable, including, but not limited to restrictions under applicable Federal or state securities laws, share ownership or holding period requirements and requirements to enter into or to comply with confidentiality, non-competition and other restrictive or similar covenants.
Effective Date, Amendment and Termination
     If approved by the stockholders, the Plan will become effective as of the date of such approval and will remain in effect until all shares subject to the Plan have been purchased and/or acquired according to the provisions of the Plan, provided, however, that no Awards may be granted on or after the tenth anniversary of such date. The Board of Directors may terminate the Plan at any time and may amend or modify the Plan from time to time provided that no such action shall materially adversely alter or impair any outstanding Award without the consent of the participant affected thereby. In addition, unless approved by the Company’s stockholders, no amendment or modification may increase the number of shares of Stock which may be issued under the Plan (except pursuant to an adjustment related to a corporate change affecting the Stock), expand the types of Awards available to participants under the Plan, materially expand the class of persons eligible to participate in the Plan, delete or limit the provisions prohibiting the repricing of options or reduce the price at which shares may be offered under options, extend the termination date for making Awards under the Plan, or become effective if such amendment or modification is required under the rules and regulations of the Nasdaq Stock Market or another national exchange on which the Stock is then listed, or other applicable law, rules or regulations, to be approved by the stockholders.
     The Committee may amend or modify any outstanding Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to make such Award as so amended or modified, provided that no amendment or modification shall materially adversely alter or impair an outstanding Award without the consent of the participant affected thereby.
Federal Income Tax Considerations
     The following discussion is a summary of certain federal income tax consequences to participants who may receive grants of Awards under the Plan. This discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment.
     Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of a SAR under the Plan. Upon the exercise of a SAR, the participant will realize ordinary income in an amount equal to the fair market value of the shares of Stock received and the amount of cash received, if any. Shares of Stock received upon the exercise of a SAR will, upon subsequent sale, be eligible for capital gain treatment, with the capital gain holding period commencing on the date of exercise of the SAR.
     The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes ordinary income upon exercise of the SAR.
     Restricted Stock Awards. A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the Fair Market Value of the Stock at the time the shares have been delivered and are no longer subject to forfeiture. Upon sale of the Restricted Shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. Alternatively, a recipient may elect under Section 83(b) of the Code within 30 days of the date of the grant of shares of Restricted Stock to be taxed currently as if the shares were unrestricted and could be sold immediately. Upon such an election, the recipient will have ordinary taxable income on the date of the grant equal to the Fair Market Value of the shares on such date notwithstanding the restrictions that exist with respect to such shares. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. If the recipient timely makes a Section 83(b) election, the holding period commences on the date of the grant and the tax basis will be equal to the Fair Market Value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. The Company is entitled to a deduction for compensation paid to a participant in the amount of ordinary income recognized by the participant.
     Nonqualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option. Upon exercise, the participant will realize ordinary income in an amount equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price multiplied by the number of shares received pursuant to the exercise of such options. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant’s exercise of the option and (b) the amount realized on such sale or exchange. Any gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.
     The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant realizes compensation upon exercise of the option.

New Plan Benefits
     Subject to stockholder approval of the Plan, each of Messrs. Armstrong, Ingram, Lewis, Mooney, Sutter and Wyant will receive 5,000 shares of restricted stock for the term of directors immediately commencing following the 2006 Annual Meeting.
     For additional information concerning the Company’s compensation of its directors, please see “Compensation of Directors.”
Vote Required
     The proposal to approve and adopt the proposed Plan is contained in the resolution attached to the Proxy Statement as Annex 1 and will be submitted to the stockholders for adoption at the Annual Meeting. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s common stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve and adopt the Plan. Abstentions from voting on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal. Proxies received by the Company and not revoked prior to or at the Annual Meeting will be voted “FOR” this proposal and the adoption of the Plan. The Board of Directors unanimously recommends a vote “FOR” adoption of The Regent Communications, Inc. 2006 Directors Equity Compensation Plan, including the issuance of up to 250,000 shares thereunder.
Equity Compensation Table
     As of December 31, 2005, the current number of stock options and other securities convertible into common stock of the Company is shown in the table below. If the 2006 Directors Equity Compensation Plan is approved, the total number of securities available under all plans would increase to 7,758,378.

Number of securities
remaining
available for issuance under
	Number of securities to	Weighted average	equity compensation plans
	be issued upon exercise	exercise price of	(excluding securities
	of outstanding options,	outstanding options,	reflected in
	warrants and rights	warrants and rights	column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,270,039(1)	$5.94	3,238,339(2)

Equity compensation plans not approved by security holders	—	—	—

Total	4,270,039	$5.94	3,238,339

(1)	Includes outstanding awards under the Company’s 1998 Management Stock Option Plan and the 2001 Directors’ Stock Option Plan

(2)	Includes securities that may be awarded under the Company’s 1998 Management Stock Option Plan, the 2001 Directors’ Stock Option Plan, the Employee Stock Purchase Plan, the Senior Management Bonus Plan, and the 2005 Incentive Compensation Plan.

STOCKHOLDER PROPOSALS FOR 2007
ANNUAL MEETING
     Stockholders may submit proposals to be voted on at the 2007 Annual Meeting of Stockholders. At the time such proposal is submitted, the proponent must be a record or beneficial owner of at least 1% or $2,000 in market value of Regent’s shares entitled to vote on the proposal and must have held such shares for at least one year and continue to own such shares through the date of the 2007 Annual Meeting. In order for a stockholder proposal to be included in the proxy statement and form of proxy for the 2007 Annual Meeting, the proposal must be received at Regent’s principal executive offices no later than December 1, 2006, and must otherwise comply with applicable requirements established by the Securities and Exchange Commission.
     Any stockholder who intends to propose any other matter to be acted upon at the 2007 Annual Meeting of Stockholders (but not include such proposal in the Company’s proxy statement) must inform the Company no later than February 5, 2007. If notice is not provided by that date, the persons named in the Company’s proxy for the 2007 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2007 Annual Meeting.
OTHER MATTERS
     At the Annual Meeting it is intended that the election of directors, the proposal to approve the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2006, and the proposed adoption of the Regent Communications, Inc. 2006 Directors Equity Compensation Plan attached hereto as Annex 1, all as set forth in the accompanying Notice and described in this Proxy Statement, will be presented. The Board of Directors of the Company is not aware of any other matters that may be presented at the meeting. If any other matters should be properly presented at the meeting, the persons named in the enclosed proxy card intend to exercise the proxies granted to them and to vote according to their best judgment.
     You are urged to complete, sign, date and return your proxy card promptly to make certain that your shares will be voted at the 2006 Annual Meeting. For your convenience in returning the proxy card, an addressed envelope is enclosed, requiring no additional postage if mailed in the United States. If you hold shares of Regent Communications, Inc. common stock directly in your name, you may also vote over the internet or by telephone. If internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.
     A copy of Regent’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission, not including exhibits, will be mailed without charge to stockholders upon request. Requests should be addressed to Ms. Ginger Scherbarth, Secretary, at the Company’s offices, 2000 Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio 45202. The Form 10-K includes certain listed exhibits, which will be provided upon payment of a fee covering the Company’s reasonable expenses.

By Order of the Board of Directors:

/s/ William L. Stakelin

William L. Stakelin, President and Chief Executive Officer

ANNEX 1
PROPOSED REGENT COMMUNICATIONS, INC.
2006 DIRECTORS EQUITY COMPENSATION PLAN
     RESOLVED, that the Regent Communications, Inc. 2006 Directors Equity Compensation Plan, as set forth below, be and hereby is approved and adopted by the stockholders of the Company and that subject to adjustments provided in the Plan, the aggregate maximum number of shares of Stock that may be delivered pursuant to awards granted under the Plan shall be 250,000.
REGENT COMMUNICATIONS, INC.
2006 DIRECTORS EQUITY COMPENSATION PLAN
(As adopted January 25, 2006, subject to stockholder approval)

Article 1. Establishment, Purpose, and Duration	A-1
1.1. Establishment of the Plan	A-1
1.2. Purpose of the Plan	A-1
1.3. Duration of the Plan	A-1
Article 2. Definitions and Construction	A-1
2.1. Definitions	A-1
2.2. Gender and Number	A-3
2.3. Severability	A-3
Article 3. Administration	A-3
3.1. Authority of the Committee	A-3
3.2. Decisions Binding	A-4
3.3. Delegation of Certain Responsibilities	A-4
3.4. Procedures of the Committee	A-4
3.5. Award Agreements	A-4
3.6. Rule 16b-3 Requirements	A-4
Article 4. Stock Subject to the Plan	A-4
4.1. Number of Shares	A-4
4.2. Adjustments in Authorized Shares	A-5
Article 5. Eligibility and Participation	A-5
5.1. Eligibility	A-5
5.2. Actual Participation	A-5
Article 6. Stock Appreciation Rights	A-5
6.1. Grant of Stock Appreciation Rights	A-5
6.2. Exercise of SARs	A-5
6.3. Payment of SAR Amount	A-5
6.4. Form of Payment	A-6
6.5. Duration of SAR	A-6
6.6. Termination of Service	A-6
6.7. Nontransferability of SARs	A-6
Article 7. Restricted Stock	A-6
7.1. Grant of Restricted Stock	A-6
7.2. Transferability	A-6
7.3. Other Restrictions	A-6
7.4. End of Period of Restriction	A-6
7.5. Voting Rights	A-6
 i

(continued)
ii

Article 1. Establishment, Purpose, and Duration
     1.1. Establishment of the Plan. On January 25, 2006, the Board of Directors of Regent Communications, Inc. (the “Company”) adopted, subject to the approval of stockholders, this equity compensation plan known as the “Regent Communications, Inc. 2006 Directors Equity Compensation Plan” (hereinafter referred to as the “Plan”), which permits the grant of various types of stock awards.
     1.2. Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by linking the personal financial interests of the Company’s Directors to the financial success of the Company and its Subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to attract and retain the services of Directors upon whose judgment, interest, and special effort the success of the Company is largely dependent.
     1.3. Duration of the Plan. The Plan was approved by the Board on January 25, 2006, shall become effective on the date it is approved by the Company’s stockholders (the “Effective Date”), and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date of the Plan.
Article 2. Definitions and Construction
     2.1. Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:
          (a) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights or Restricted Stock.
          (b) “Award Agreement” means the agreement or other writing (which may be framed as a plan or program) that sets forth the terms and conditions of each Award under the Plan, including any amendment or modification thereof.
          (c) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
          (d) “Board” or “Board of Directors” means the Board of Directors of the Company.
          (e) “Change in Control” shall mean the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (“Act”), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of Regent Communications, Inc.’s then outstanding voting securities entitled to vote generally, or the approval by the stockholders of Regent Communications, Inc. of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of Regent Communications, Inc. immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Regent Communications, Inc.’s then outstanding securities, or a liquidation or dissolution of Regent Communications, Inc. or of the sale of all or substantially all of Regent Communications, Inc.’s assets.
          (f) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

          (g) “Committee” means the Regent Communications, Inc. Compensation Committee, or such other committee designated by the Board of Directors to administer this Plan. The Committee shall be appointed by the Board, shall consist of two or more outside, independent members of the Board, and in the judgment of the Board, shall be qualified to administer the Plan as contemplated by (i) Rule 16b-3 of the Securities Exchange Act of 1934 (or any successor rule), and (ii) any rules and regulations of the Nasdaq Stock Market (or such other stock exchange on which the Stock is traded). Any member of the Committee who does not satisfy the qualifications set out in the preceding sentence may recuse himself or herself from any vote or other action taken by the Committee. The Board may, at any time and in its complete discretion, remove any member of the Committee and may fill any vacancy in the Committee.
          (h) “Company” means Regent Communications, Inc., a Delaware corporation, or any successor thereto as provided in Article 15 herein.
          (i) “Director” means a director of the Company or a Subsidiary.
          (j) “Disability” means totally and permanently disabled as from time to time defined under the long-term disability plan of the Company or a Subsidiary applicable to Employee, or in the case where there is no applicable plan, permanent and total disability as defined in Section 22(e)(3) of the Code (or any successor Section).
          (k) “Effective Date” means the date this Plan is approved by the Company’s stockholders.
          (l) “Employee” means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a Director.
          (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
          (n) “Existing Plan(s)” means the Regent Communications, Inc. 1998 Management Stock Option Plan, as from time to time amended, the Regent Communications, Inc. 2001 Directors’ Stock Option Plan, as from time to time amended, and the Regent Communications, Inc. 2005 Incentive Compensation Plan, as from time to time amended, as the context so indicates.
          (o) As used in this Plan (unless a different method of calculation is required by applicable law) “Fair Market Value” on or as of any date shall mean (i) the closing price of the Stock as reported by the Nasdaq Stock Market (or, if the Stock is not listed for trading on the Nasdaq Stock Market, then on such other national exchange upon which the Stock is then listed) for such date, or if there are no sales on such date, on the next following business day on which there were sales, or (ii) in the event that the Stock is no longer listed for trading on a national exchange, an amount determined in accordance with standards adopted by the Committee.
          (p) “Nonqualified Stock Option” or “NQSO” or “Option” means an option to purchase Stock, granted under Article 8 herein, none of which shall be an incentive stock option pursuant to Section 422 of the Code (or any successor section).
          (q) “Participant” means a Director who has been granted an Award under the Plan.
          (r) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 7 herein.

          (s) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
          (t) “Plan” means this Regent Communications, Inc. 2006 Directors Equity Compensation Plan, as herein described and as hereafter from time to time amended.
          (u) “Previously-Acquired Shares” means shares of Stock acquired by the Participant or any beneficiary of a Participant, which Shares have been held for a period of not less than six months, or such longer or shorter period as the Committee may require or permit.
          (v) “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article 7 herein.
          (w) “Stock” or “Shares” means the common stock, $.01 par value, of the Company.
          (x) “Stock Appreciation Right” or “SAR” means an Award, granted to a Participant pursuant to Article 6 herein.
          (y) “Subsidiary” shall mean any corporation which is a subsidiary corporation of the Company, as that term is defined in Section 424(f) of the Code.
          (z) “Voting Stock” shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.
     2.2. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
     2.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
Article 3. Administration
     3.1. Authority of the Committee.
     (a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have all powers vested in it by the term of the Plan, such powers to include the authority to:
          (i) Select the Directors to be granted Awards under the Plan;
          (ii) Determine the terms, conditions, form and amount of Awards to be made to each person selected;
          (iii) Determine the time when Awards are to be made and any conditions which must be satisfied before an Award is made;
          (iv) Establish objectives and conditions for earning Awards;
          (v) Determine the terms of each Award Agreement and any amendments or modifications thereof (which shall not be inconsistent with the Plan); and

          (vi) Determine the guidelines and/or procedures for the payment or exercise of Awards.
     Notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.2 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right, adversely affect the rights of such person or persons with respect to such Awards.
     3.2. Decisions Binding. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or establish such rules, regulations, agreements, guidelines, procedures and instruments, which are not contrary to the terms of the Plan and which, in its opinion, may be necessary or advisable for the administration and operation of the Plan. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.
     3.3. Delegation of Certain Responsibilities. The Committee may, subject to the terms of the Plan and applicable law, appoint such agents as it deems necessary or advisable for the proper administration of the Plan under this Article 3. Notwithstanding the foregoing, however, the Committee may not delegate its authority to grant Awards under the Plan, or to correct errors, omissions or inconsistencies in the Plan. All authority delegated by the Committee under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.
     3.4. Procedures of the Committee. Except as may otherwise be provided in the charter or similar governing document applicable to the Committee, (a) all determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present; (b) a majority of the entire Committee shall constitute a quorum for the transaction of business; and (c) any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company’s Certificate of Incorporation, as amended from time to time, and Delaware law for their services as directors of the Company.
     3.5. Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement which shall be signed by an authorized officer of the Company and, if required, by the Participant, and shall contain such terms and conditions as may be authorized or approved by the Committee. Such terms and conditions need not be the same in all cases.
     3.6. Rule 16b-3 Requirements. Not withstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act (“Rule 16b-3”).
Article 4.Stock Subject to the Plan
     4.1. Number of Shares.
          (a) Subject to adjustment as provided in Section 4.2 herein, the aggregate number of Shares that may be delivered under this Plan at any time shall not exceed Two Hundred Fifty Thousand (250,000) Shares. Stock delivered under this Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. To the extent that Shares subject to an outstanding Award under this Plan are not issued by reason of the forfeiture, termination, surrender, cancellation or expiration while unexercised of such award, by reason of the tendering or withholding of Shares (by either actual delivery or by attestation) to pay all or a portion of the purchase price or to satisfy all or a portion of the tax withholding obligations relating to an Award, by reason of being settled in cash in lieu of Stock or settled in a manner such that some or all of the Shares covered by the Award are not issued to a Participant, or being exchanged for a grant under this Plan that does not involve Stock, then such shares shall immediately again be available for issuance under this Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
          (b) Shares of Stock issued in connection with the Existing Plans and/or awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries shall not reduce the number of Shares available for issuance under this Plan.
     4.2. Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Award shall always be a whole number.
Article 5. Eligibility and Participation
     5.1. Eligibility. Persons eligible to participate in the Plan include all Directors, other than Directors who are also Employees.
     5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time select those Directors to whom Awards shall be granted and determine the nature and amount of each Award. No Director shall have any right to be granted a subsequent Award under the Plan if previously granted an Award.
Article 6. Stock Appreciation Rights
     6.1. Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Directors at any time and from time to time, at the discretion of the Committee. Subject to the immediately preceding sentence, the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.
     6.2. Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, which may include, but are not limited to, a corresponding proportional reduction in Options or other Awards granted in tandem with such SARs.
     6.3. Payment of SAR Amount. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:
          (a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the Fair Market Value of a Share on the date of grant); by

          (b) The number of Shares with respect to which the SAR is exercised.
     6.4. Form of Payment. Payment to a Participant of the amount due upon SAR exercise will be made in Shares having a Fair Market Value as of the date of exercise equal to the amount determined under Section 6.3 above, except as the Committee may otherwise provide for the payment in cash in the applicable Award Agreement or any amendment or modification thereof.
     6.5. Duration of SAR. Each SAR shall expire at such time as the Committee shall determine in the Award Agreement, however, no SAR shall be exercisable later than the tenth (10th) anniversary of the date of its grant.
     6.6. Termination of Service. The disposition of SARs held by a Participant at the time of termination of service as a Director shall be determined in accordance with Article 9 below.
     6.7. Nontransferability of SARs. Except as the Committee may permit, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.
Article 7. Restricted Stock
     7.1. Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock under the Plan to such Directors and in such amounts and on such terms and conditions as it shall determine.
     7.2. Transferability. Except as the Committee may permit, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Award Agreement, or upon earlier satisfaction of other conditions (which may include the attainment of performance goals) as specified by the Committee in its sole discretion and set forth in the Award Agreement, otherwise than by will or by the laws of descent and distribution. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.
     7.3. Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable and the Committee may legend certificates representing Restricted Stock or record stop transfer orders with respect to uncertificated Shares to give appropriate notice of such restrictions.
     7.4. End of Period of Restriction. Except as otherwise provided in this Article, after the last day of the Period of Restriction, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend or stop transfer order removed.
     7.5. Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise specified in the applicable Award Agreement.
     7.6. Dividends and Other Distributions. Except as otherwise provided by the Committee, during the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

     7.7. Termination of Service. The disposition of Restricted Stock held by a Participant at the time of termination of service as a Director shall be determined in accordance with Article 9 below.
Article 8. Options
     8.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Directors at any time and from time to time as shall be determined by the Committee. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant.
     8.2. Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. All Options shall be Nonqualified Stock Options whose grant is not intended to be subject to the provisions of Code Section 422.
     8.3. Option Price. The purchase price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such Stock on the date the Option is granted. Notwithstanding the authority granted to the Committee pursuant to Section 3.1 of the Plan, once an Option is granted, the Committee shall have no authority to reduce the Option price, nor may any Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price without the approval of the Company’s stockholders, except pursuant to Section 4.2 of the Plan related to an adjustment in the number of Shares.
     8.4. Duration of Options. Each Option shall expire at such time as the Committee shall determine in the Award Agreement, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.
     8.5. Exercise of Options. To the extent exercisable and not expired, forfeited, cancelled or otherwise terminated, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as provided in the Award Agreement, which need not be the same for all Participants.
     8.6. Payment. To the extent exercisable and not expired or forfeited, cancelled or otherwise terminated, Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, including, but not limited to, delivery of a properly completed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the sale of the Shares subject to the Option exercise or to deliver loan proceeds from such broker to pay the exercise price and any withholding taxes due, (b) by delivery or deemed delivery through attestation of Previously-Acquired Shares having a Fair Market Value at the time of exercise equal to the total Option price, (c) by a combination of (a) or (b), or (d) such other methods as the Committee deems appropriate. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name.
     8.7. Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

     8.8. Termination of Service. The disposition of Options held by a Participant at the time of termination of service as a Director shall be determined in accordance with Article 9 below.
     8.9. Nontransferability of Options. Except as the Committee may permit, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. The Committee may impose additional restrictions on transferability, and establish such operational procedures regarding transferability, as it may deem appropriate, necessary, or advisable.
Article 9. Termination of Service as a Director
     9.1. Termination of Service Other Than Due to Death or Disability. Subject to Section 9.3 below, if the service of a Participant as a Director shall terminate for any reason other than death or Disability:
          (a) Each SAR shall be immediately cancelled and terminated;
          (b) Any shares of Restricted Stock, still subject to restrictions as of the date of such termination, shall automatically be forfeited and returned to the Company or cancelled, as applicable; and
          (c) Each Option shall be cancelled and terminated if not exercised within the 90 day period immediately following the date of termination of service as a Director.
     9.2. Termination Due to Death or Disability. Subject to Section 9.3 below, in the event the service of a Participant as a Director is terminated by reason of death or Disability:
          (a) Each SAR and Option held by the Participant (whether or not exercisable prior to the date of termination) may be exercised on or before the earlier of the expiration date of the SAR or Option or within the applicable period provided by the Code for termination due to death or permanent disability; and
          (b) Any remaining Period of Restriction applicable to Restricted Stock Units pursuant to Section 7.2 herein shall automatically terminate and the Shares of Restricted Stock shall thereby be free of restrictions and be fully transferable.
     9.3. Effect of Termination of Service. The disposition of each Award held by a Participant in the event of termination of service as a Director shall be as determined by the Committee and set forth in the applicable Award Agreement and any amendment or modification thereof, which disposition may differ from the provisions of Sections 9.1 and 9.2 above. To the extent the applicable Award Agreement or an amendment or modification thereof does not expressly provide for such disposition, the disposition of the Award shall be determined in accordance with Sections 9.1 and 9.2.
Article 10. Beneficiary Designation
     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 11. Rights of Participants
     11.1. Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company, its stockholders or its Board of Directors to remove a Participant as a Director, nor confer upon any Participant any right to continue to serve as a Director of the Company.
     11.2. Participation. No Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.
     11.3. No Implied Rights. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.
     11.4. No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.
     11.5. Rights as Stockholder; Fractional Shares. Except as otherwise provided under the Plan, a Participant or Beneficiary shall have no rights as a holder of Shares with respect to Awards hereunder, unless and until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Fractional Shares shall not be issued or transferred under an Award, but the Committee may authorize payment of cash in lieu of a fraction, or round the fraction down. To the extent the Stock is uncertificated, references in this Plan to certificates shall be deemed to include references to any book-entry evidencing such Shares.
     11.6. Other Restrictions and Limitations. The Committee may impose such restrictions and limitations on any Awards granted pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal or state securities laws, Share ownership or holding period requirements, or requirements to enter into or to comply with confidentiality, non-competition and/or other restrictive or similar covenants, and may legend the certificates issued in connection with an Award to give appropriate notice of any such restrictions.
Article 12. Change in Control
     Notwithstanding any other provisions of the Plan, and except as otherwise provided in the Award Agreement, in the event of a Change in Control all Awards granted under this Plan shall immediately vest 100% in each Participant, including Options, Stock Appreciation Rights and Restricted Stock.
Article 13. Amendment, Modification, and Termination
     13.1. Amendment, Modification and Termination of Plan. The Board may terminate the Plan or any portion thereof at any time, and may amend or modify the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the

Company; provided, however, that no such amendment or modification shall, without stockholder approval, (i) except as provided in Section 4.2, increase the number of shares of Stock which may be issued under the Plan, (ii) expand the types of Awards available to Participants under the Plan, (iii) materially expand the class of persons eligible to participate in the Plan; (iv) delete or limit the provisions in Section 8.3 prohibiting the repricing of Options or reduce the price at which Shares may be offered under Options; or (v) extend the termination date for making Awards under the Plan. In addition, the Plan shall not be amended without approval of such amendment by the Company’s stockholders if such amendment is required under (1) the rules and regulations of the Nasdaq Stock Market or an other national exchange on which the Stock is then listed, or (2) other applicable law, rules or regulations.
     13.2. Amendment or Modification of Awards. The Committee may amend or modify any outstanding Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to make such Award as so modified or amended, including without limitation, to change the date or dates as of which Awards may be exercised, to remove the restrictions on Awards, or to modify the manner in which Awards are determined and paid.
     13.3. Effect on Outstanding Awards. No such amendment, modification or termination of the Plan pursuant to Section 13.1 above, or amendment or modification of an Award pursuant to Section 13.2 above, shall materially adversely alter or impair any outstanding Awards without the consent of the Participant affected thereby.
Article 14. Withholding
     14.1. Tax Withholding. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.
     14.2. Stock Delivery or Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by delivering to the Company Shares of Stock previously owned by the Participant or, if permitted by the Committee, having the Company withhold Shares of Stock, in each case having a Fair Market Value on the date the tax is to be determined equal to the minimum (or such greater amount as the Committee may permit) statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.
Article 15. Successors
     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 16. Requirements of Law
     16.1. Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     16.2.Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

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C 1234567890 J N T

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Andrew J. Armstrong, Jr.	☐	☐	05 - William L. Stakelin	☐	☐

02 - William H. Ingram	☐	☐	06 - William P. Sutter, Jr.	☐	☐

03 - Andrew L. Lewis, IV	☐	☐	07 - John H. Wyant	☐	☐

04 - Timothy M. Mooney	☐	☐
B	Issues
The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
2.	Proposal to approve the appointment of Deloitte & Touche LLP to serve as the Company‘s independent registered public accounting firm for the year ending December 31, 2006.	☐	☐	☐
		For	Against	Abstain
3.	Proposal to approve and adopt the Regent Communications, Inc. 2006 Directors Equity Compensation Plan, including the issuance of up to 250,000 shares thereunder.	☐	☐	☐

4.	To act in accordance with their best judgment on any other business that may properly come before the meeting and any adjournment thereof.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Your signature to this Proxy should be exactly as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the names of each joint owner must be signed.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

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0 0 7 9 2 1 2	1 U P X	C O Y
001CD40001                    00JMSB

Proxy - Regent Communications, Inc.

Annual Meeting of Stockholders — May 10, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William L. Stakelin and Anthony A. Vasconcellos, and each of them, as Proxy Holders for the undersigned, with full power of substitution, to appear and vote all of the shares of Regent Communications, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Metropolitan Club, 50 East RiverCenter Boulevard, 19th Floor, Covington, Kentucky, on May 10, 2006, at 10:00 a.m., local time, and at any adjournments thereof, and hereby revokes any and all Proxies heretofore given.

I hereby authorize the above-named holders and any of them to vote all the shares of the Company represented by this Proxy as indicated on the reverse side.

If this Proxy is properly marked, the shares represented by this Proxy will be voted at the Annual Meeting, and at any adjournments thereof, in accordance with the choices marked.

IF NO DIRECTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE NOMINEES SET FORTH IN PARAGRAPH 1 ON THE REVERSE SIDE HEREOF, “FOR” PROPOSAL B2 SET FORTH IN PARAGRAPH 2 ON THE REVERSE SIDE HEREOF, “FOR” PROPOSAL B3 SET FORTH IN PARAGRAPH 2 ON THE REVERSE SIDE HEREOF, AND IN THE PROXY HOLDERS’ BEST JUDGMENT, ON ANY MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

Please date, sign and promptly return in the accompanying envelope.

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004 Least Address Line	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	C0123456789	12345

A	Election of Directors PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Andrew J. Armstrong, Jr.	☐	☐	05 - William L. Stakelin	☐	☐

02 - William H. Ingram	☐	☐	06 - William P. Sutter, Jr.	☐	☐

03 - Andrew L. Lewis, IV	☐	☐	07 - John H. Wyant	☐	☐

04 - Timothy M. Mooney	☐	☐
B	Issues
The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
2.	Proposal to approve the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2006.	☐	☐	☐	I plan to attend the Annual Meeting. ☐
		For	Against	Abstain
3.	Proposal to approve and adopt the Regent Communications, Inc. 2006 Directors Equity Compensation Plan, including the issuance of up to 250,000 shares thereunder.	☐	☐	☐

4.	To act in accordance with their best judgment on any other business that may properly come before the meeting and any adjournment thereof.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Your signature to this Proxy should be exactly as the name imprinted hereon. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the names of each joint owner must be signed.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

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0 0 7 9 2 1 1	1 U P X	C O Y
001CD40001                    00JMRB

Proxy - Regent Communications, Inc.

Annual Meeting of Stockholders — May 10, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William L. Stakelin and Anthony A. Vasconcellos, and each of them, as Proxy Holders for the undersigned, with full power of substitution, to appear and vote all of the shares of Regent Communications, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Metropolitan Club, 50 East RiverCenter Boulevard, 19th Floor, Covington, Kentucky, on May 10, 2006, at 10:00 a.m., local time, and at any adjournments thereof, and hereby revokes any and all Proxies heretofore given.

I hereby authorize the above-named holders and any of them to vote all the shares of the Company represented by this Proxy as indicated on the reverse side.

If this Proxy is properly marked, the shares represented by this Proxy will be voted at the Annual Meeting, and at any adjournments thereof, in accordance with the choices marked.

IF NO DIRECTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE NOMINEES SET FORTH IN PARAGRAPH 1 ON THE REVERSE SIDE HEREOF, “FOR” PROPOSAL B2 SET FORTH IN PARAGRAPH 2 ON THE REVERSE SIDE HEREOF, “FOR” PROPOSAL B3 SET FORTH IN PARAGRAPH 2 ON THE REVERSE SIDE HEREOF, AND IN THE PROXY HOLDERS’ BEST JUDGMENT, ON ANY MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

Please date, sign and promptly return in the accompanying envelope.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.
•	Go to the following web site:
WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 10, 2006.
THANK YOU FOR VOTING